Loans	12 Months Ended
Dec. 31, 2019
Borrowings [abstract]
Long-term Loans
Note 11 - Loans

A.	Loans details

Composed as follows:

	Linkage	Interest	December
	term	rate 2019	31 2019
		%	€ in thousands
Bank loans	EURIBOR	1.6-3.5	25,620
	Consumer price index in Israel	4.65	19,323
Other long-term loans		2.5-5.5	48,377
			93,320

	Linkage	Interest	December
	term	rate 2018	31 2018
		%	€ in thousands
Bank loans	EURIBOR	1.6-3.5	42,545
	Consumer price index in Israel	4.65	18,843
Other long-term loans		2.5-5	4,704
			66,092

1.
On February 17, 2011, one of the Company's Italian subsidiaries entered into a project finance facilities credit agreement (the “Finance Agreement”) with an Italian bank (Centrobanca – Banca di Credito Finanziario e Mobiliare S.p.A., acquired by UBI in 2013). Pursuant to the Finance Agreement, a Senior Loan was provided in the amount of €4.1 million, accruing interest at the EURIBOR rate, increased by a margin of 200 basis points per annum, to be repaid in six-monthly installments with a maturity date of December 31, 2027.

On December 20, 2019, the Company sold its holdings in this subsidiary.

2.  The Company's 75% owned Israeli subsidiary promoting the Manara PSP, entered into a loan agreement with the owner of the remaining 25% of its outstanding shares, Sheva Mizrakot Ltd. The unpaid balance (principal and interest) of the loan will bear interest at an annual rate in accordance with the interest rate for the purpose of Section 3(j) of the Israeli Income Tax Ordinance in accordance with the provisions of Regulation 2(a) of the Income Tax Regulations (Determination of Interest Rate for the Purpose of Section 3(j)), 1986. The maturity date of this loan is December 31, 2025. As of December 31, 2019, the amount of the loan is €1,755 thousand.

3.
Groen Goor, Independent Power Plant B.V. (“IPP”) (the entity that holds the permits and subsidies in connection with the Goor Project and is wholly-owned by Groen Goor), and Ellomay Luxembourg entered into a senior project finance agreement in 2017 (the “Goor Loan Agreement”), with Coöperatieve Rabobank U.A. (“Rabobank”), that includes the following tranches: (i) two loans with principal amounts of €3,510 thousand (with a fixed interest rate of 3% for the first five years) and €2,090 thousand, (with a fixed interest rate of 2.5% for the first five years), for a period of 12.25 years, repayable in equal monthly installments commencing three months following the connection of the Goor Project’s facility to the grid and (ii) an on-call credit facility of €370 thousand with variable interest. The amount of €5,600 thousand was withdrawn in 2017 on account of these loans. In connection with the Goor Loan Agreement, the following securities were provided to Rabobank: (i) pledge on the present and future rights arising from the feedstock purchase agreement, the EPC agreement, the O&M agreement, the SDE subsidy, the various power and green gas purchase agreements, and the green gas certification supply agreement, (ii) pledge on all present and future (a) receivables arising from business and trade, and (b) stock and inventory including machinery and transport vehicles of Groen Goor and IPP; (iii) all rights/claims of Groen Goor and IPP against third parties existing at the time of the execution of the Loan Agreement, including rights from insurance agreements.

Groen Gas Oude Tonge, Groen Gas Oude-Tonge Holding B.V. (the entity that holds the permits and subsidies in connection with the Oude Tonge Project and is wholly-owned by Groen Gas Oude Tonge), and Ellomay Luxembourg entered into a senior project finance agreement (the “Oude Tonge Loan Agreement”), with Rabobank, that includes the following tranches: (i) three loans with principal amounts of €3,150 thousand (with a fixed interest rate of 3.1% for the first five years), €1,540 thousand (with a fixed interest rate of 2.9% for the first five years) and €160 thousand, (with a fixed interest rate of 3.4% for the first five years), for a period of 12.25 years, repayable in equal monthly installments commencing three months following the connection of the Oude Tonge Project’s facility to the grid and (ii) an on-call credit facility of €100 thousand with variable interest. The amount of €4,850 thousand was withdrawn in 2017 and 2018 on account of these loans. In connection with the Oude Tonge Loan Agreement, the following securities were provided to Rabobank: (i) pledge on the present and future rights arising from the feedstock purchase agreement, the EPC agreement, the O&M agreement, the SDE subsidy, the various power and green gas purchase agreements, and the green gas certification supply agreement, (ii) pledge on all present and future (a) receivables arising from business and trade, and (b) stock and inventory including machinery and transport vehicles of Groen Gas Oude Tonge and Groen Gas Oude Tonge Holding B.V.; (iii) all rights/claims of Groen Gas Oude Tonge and Groen Gas Oude Tonge Holding B.V. against third parties existing at the time of the execution of the Loan Agreement, including rights from insurance agreements.

     In connection with the Loan Agreements Ellomay Luxembourg, the Company wholly-owned subsidiary: (i) provided the following undertakings to Rabobank: (a) that Groen Goor and Groen Gas Oude Tonge will not make distributions to its shareholders for a period of two years following the execution of the Loan Agreement, (b) that Groen Goor will not make distributions or repurchase its shares so long as the equity (including owners loans) to total assets ratio of Groen Goor is less than 40%, (c) that in the event the equity (including owners loans) to total assets ratio of Groen Goor and Groen Gas Oude Tonge  will be below 40%, its shareholders will invest the equity required in order to increase this ratio to 40%, pro rata to their holdings in Groen Goor and Groen Gas Oude Tonge  and up to a maximum of €1.2 million, and (d) that they will provide the equity required for the completion of the Goor Project and (ii) provided pledges on their respective rights in connection with the shareholders loans which each provided to Groen Goor and Groen Gas Oude Tonge, which loans shall also be subordinated by Ellomay Luxembourg in the favor of Rabobank. As of December 31, 2019, the financial covenants were met.

     Shortages in liquidity as a result of exceeding the construction budget and/or extension of start-up costs of the Goor Project and the Oude Tonge Project shall be provided by Ellomay Luxembourg and not financed by Rabobank.

     In addition, the Company provided a guarantee to Rabobank for the fulfillment of Ellomay Luxembourg’s undertakings set forth above.

4.  On May 16, 2012, Talmei Yosef entered into a loan agreement with Israeli consortium led by Israel Discount Bank (the “Israeli consortium”) in connection with the financing of its PV Plant, pursuant to which Talmei Yosef received financing amounting to NIS 80,000 thousand. During 2013, in accordance with the millstones set on the loan agreement, an aggregate amount of NIS 60,000 thousand was withdrawn on account of such loan agreement. During 2014, an additional aggregate amount of NIS 20,000 thousand was withdrawn.

The loan is linked to the consumer price index and bears an annual interest of 4.65%. The interest on the loan and the principal are repaid semi-annually. The final maturity date of this loan is December 31, 2031.

On December 24, 2014, Talmei Yosef entered into an additional loan agreement with the Israeli consortium in connection with additional financing in the amount of NIS 25,000 thousand. The loan is linked to the consumer price index and bears an annual interest of 4.52%.

The interest on the loan and the principal are repaid semi-annually. The final maturity date of this loan is June 30, 2028.

In connection with these loans, the Talmei Yosef project company provided charges on its rights in the PV Plant, notes, equity, goodwill, on all assets of the PV Plant and on future receivables from the IEC and undertook customary limitations and undertakings, including maintaining the following financial ratios: (i) upon withdrawal of funds on account of the loan framework (based on milestones), maintaining an annual Historic ADSCR (Average Debt Service Coverage Ratio), a Projected ADSCR and a Projected LLCR (loan life coverage ratio) of 1.25:1.00, (ii) upon a distribution of profits from the project company, maintaining a Historic ADSCR, a Projected ADSCR and a Projected LLCR of 1.20:1.00, and (iii) throughout the term of the loan, maintaining an annual ADSCR and a Projected ADSCR of 1.05:1.00 for the following 12 months and maintaining an LLCR of 1.08:1.00.

As of December 31, 2019, the financial covenants were met.

        5.   On May 17, 2018, five of the Company’s Italian subsidiaries (together, hereinafter – the “Subsidiaries”) entered into a €35.9 million project finance Facility Agreement (the “Facility Agreement”). The €35.9 million principal amount is divided into: (i) five term loan facilities, one for each Subsidiary, which are to be used to refinance the existing financing of the subsidiaries and for general purposes of the Subsidiaries, in the aggregate amount of €33.7 million with terms ending in May 2028, and (ii) five revolving facilities, one for each Subsidiary, aimed to cover financial needs for the debt service coverage in case of a liquidity shortfall of the Subsidiaries, in the aggregate amount of €2.2 million with terms ending in November 2027.  The loans provided under the Facility Agreement bear an annual interest rate equal to the Euribor 6 month rate plus a margin of 185 basis points.

In connection with the Facility Agreement, on May 29, 2018, the Subsidiaries entered into interest swap agreements effective from the first repayment date of June 2018 for an amount of approximately €25 million equal to 75% of the overall amount of the term loan facilities (with a decreasing notional principal amount based on the amortization table) until May 2028, replacing the Euribor 6 month rate with a fixed interest rate of 0.71%, resulting in a fixed annual interest rate of 2.56%.

On December 20, 2019, the Company sold its holdings in these subsidiaries.

        6.   On March 12, 2019, four of the Company’s Spanish subsidiaries (together, hereinafter – the “Subsidiaries”) entered into a €18.4 million project finance Facility Agreement (the “Facility Agreement”). The €18.4 million principal amount is divided into: (i) four term loan facilities, one for each Subsidiary, in the aggregate amount of €17.6 million with terms ending in December 2037, and (ii) a revolving credit facility to attend the debt service if needed, for a maximum amount of euro 0.8 million granted to any of the Subsidiaries.

The loans provided under the Facility Agreement bear an annual interest at the rate of Euribor 6 months plus a margin of 2% (with a zero interest floor) and repaid semi-annually on June 20 and December 20. The principal is repaid on a semi-annual basis based on a pre-determined sculptured repayment schedule.

The Facility Agreement provides for mandatory prepayment upon the occurrence of certain events and includes various customary representations, warranties and covenants, including covenants to maintain a DSCR on an aggregate basis not lower than 1.05:1, and not to make distributions unless, among other things: (i) the DSCR, on an aggregate basis, is equal to or higher than 1.15:1.0, (ii) the first instalment of the Project Finance has been repaid, (iii) no amount under the revolving credit tranche has been withdrawn and not fully repaid and no drawdowns of the revolving credit tranche are expected within the next six months, and (iv) the Subsidiaries’ net debt to regulatory value (as such terms are defined in the Facility Agreement) ratio is equal to or higher than 0.7:1.

The regulatory value of the photovoltaic plants owned by the Subsidiaries is approximately €23.5 million, compared to their aggregate nominal purchase price, which was approximately €14.85 million and their aggregate book value, which was approximately €14.6 million as of September 30, 2018. The Facility Agreements includes a cash-sweep payment mechanism and obligation that applies in the event the Subsidiaries’ net debt to regulatory value ratio is equal to or higher than 0.7:1. As of December 31, 2019, the financial covenants were met.

The Subsidiaries entered into swap agreements on March 12, 2019 with respect to approximately Euro 17.6 million (with a decreasing notional principal amount based on the amortization table) until December 2037, replacing the Euribor 6 month rate with a fixed 6 month rate of approximately 1%, resulting in a fixed annual interest rate of approximately 3%. Such swap transactions qualify for hedge accounting.

The Project Finance documents require that security interests be provided in connection with the following: (i) the Subsidiaries’ shares (held by Ellomay Luxembourg(, (ii) pledges over accounts, (iii) pledges over relevant agreements including hedging agreements; and (iv) promissory equipment mortgage.

        7.   On April 30, 2019, the Talasol Project reached financial closing in the aggregate amount of approximately €158.5 million (“the Project Finance”). The Project Finance consists of several facilities from Deutsche Bank AG and from the European Investment Bank (“EIB”). The Talasol Project Finance includes the following facilities:

(a)          a term facility in the amount of approximately €65.9 million, with a term ending on September 30, 2033, repaid in unequal sculptured semi-annual installments. Loan amounts drawn from this facility will bear an annual interest of EURIBOR (with a zero floor and synchronous with the applicable interest period described below) plus a margin determined based on the stage of the Talasol Project. The applicable margins are: (i) 2.25% until technical completion, (ii) 2% from technical completion until the 5th anniversary of technical completion, (iii) 2.25% from the 5th anniversary of technical completion until the termination date of the financial power swap agreement that Talasol entered into last June (see Note 21) (the “PPA”, i.e., September 30, 2030), and (iv) 2.5% from the termination date of the PPA until the end of the term of the commercial term facility. As of December 31, 2019, the Company made no withdrawals on account of this facility;

(b)          a revolving debt service reserve facility in the amount of €4.45 million, with a term ending on the earlier of: (i) September 30, 2033 or (ii) the date on which the commercial term loan set forth under (a) above has been repaid in full. Loan amounts drawn from this facility will bear an annual interest of 6 month EURIBOR (with a zero floor) plus a margin determined based on the stage of the Talasol Project. The applicable margins are: (i) 2.5% until technical completion, (ii) 2.25% from technical completion until the 5th anniversary of technical completion, (iii) 2.50% from the 5th anniversary of technical completion until the termination date of the PPA, and (iv) 2.75% from the termination date of the PPA until the termination date;

(c)          VAT facility in the amount of €6.67 million, with a term ending on June 30, 2021, repaid by using balances available in the VAT reimbursement account but in no event later than June 30, 2021. Loan amounts drawn from this facility will bear an annual interest of 1 month EURIBOR (with a zero floor) plus a margin of 2%. As of December 31, 2019, the amount of the VAT facility is €80 thousand;

(d)          a letter of credit facility in the initial amount of €12 million, with a term ending on September 30, 2030, to be repaid in full on its termination date and bearing an annual interest of (i) 1.25% for amounts cash covered, and (ii) 2% for any other amounts;

(e)          a term facility in the amount of €65 million from EIB, granted under the Investment Plan for Europe known as the Juncker Plan, with a term ending on September 30, 2033, repaid in unequal sculptured semi-annual installments. Loan amounts drawn from this facility will bear an annual interest of EURIBOR synchronous with the applicable interest period plus a margin (expected to be 1.76%). As of December 31, 2019, the Company made no withdrawals on account of this facility; and

(f)          a revolving debt service reserve facility from the EIB in the amount of €4.45 million granted by EIB under the Investment Plan for Europe, with a term ending on the earlier of: (i) September 30, 2033 or (ii) the date on which the commercial term loan set forth under (e) above has been repaid in full. Loans drawn from this facility will bear an annual interest of 6 month EURIBOR (with a zero floor) plus a margin, which is expected to be similar to the CFL Debt Service Reserve Facility under (b) above.

During the construction period, interest payments on the term, revolving debt and VAT facilities will be made on a monthly basis, and semi-annually thereafter (commencing March 31, 2021). The VAT facilities’ interest period, however, remains on a monthly basis. The agreements executed in connection with the Talasol Project Finance provide for mandatory prepayment upon the occurrence of certain events and various customary representations, warranties and covenants, including covenants to maintain a Historic and Projected DSCR not lower than 1.05:1, and not to make distributions in the event that: (i) the Historic and Projected DSCR will be lower than 1.15:1.0 and (ii) the Loan Life Cover Ratio will be lower than 1.20:1.0. The facilities provided by the EIB include certain other representations and undertakings mandated by applicable EU regulation.

The Talasol Project Finance documents require that security interests be provided in connection with the following: (i) Talasol’s shares (held by the Company’s wholly-owned subsidiary, Ellomay Luxembourg), (ii) pledges over accounts, (iii) pledges over Talasol Project’s documents, (iv) pledges over receivables under the shareholders loans, (v) security assignment of hedging claims and (vi) promissory equipment mortgage.

In connection with the Talasol Project Finance, Ellomay Luxembourg, and the parent company of Talasol and the Company undertook separately to (indirectly) retain at least 50.1% of the shares in Talasol and not to buy any debt of, or hedging claims against, Talasol from the entities providing the financing to the Talasol Project.

On April 30, 2019 Talasol entered into a swap agreement for an amount equal to at least 95% of the maximum amount of the term facilities and replacing the Euribor 6 month rate with a fixed 6 month rate of approximately 0.9412%.

As the financing was structured for the term of the PPA signed in connection with the Talasol Project (ten years) plus additional three years beyond the term of the PPA, the Talasol Project Finance documentation requires Talasol to prepay the term loans via cash-sweeps to ensure that the term loans are repaid in full until the termination date of the PPA. Talasol has the option to place the relevant cash sweep amounts on a reserve account instead, and, in the event it enters into a satisfactory new power purchase agreement or power hedge agreement, the amounts on the reserve account may be transferred to the operating account of Talasol, to the extent they are not required in prepayment of the term loans to ensure that during the remainder of the term loans the base case ratios are complied with.

        8.   On April 30, 2019, following the financial closing of Talasol Project and sale of 49% holdings of the Talasol Project, Talasol entered into a loan agreement with GSE 3 UK Limited and Fond-ICO Infraestructuras II, FICC (own 24.5%, respectively). The unpaid balance (principal and interest) of the loan will bear interest of Euribor 6 mount plus 5.27%. The maturity date of this loan is December 31, 2037. As of December 31, 2019, the amount of the loan is €46,622 thousand.

B.          The aggregate annual maturities are as follows:

	December 31	December 31
	2019	2018
	€ in thousands
Second year	7,656	6,069
Third year	5,274	5,847
Fourth year	5,342	6,040
Fifth year	5,242	6,163
Sixth year and thereafter	65,668	36,109

Long-term loans	89,182	60,228
Current maturities	4,138	5,864
	93,320	66,092

C.
In order to minimize the interest-rate risk resulting from liabilities to banks and financing institutions in Italy linked to the Euribor, the Company executed swap transactions. For more information , see Note 21.

D.            Movement in liabilities deriving from financing activities

		Liabilities
		Loans and
	Note	borrowings	Debentures	Total
		€ in thousands
Balance as at January 1, 2019		66,092	51,343	117,435
Changes from financing cash flows
Proceeds from issue of debentures	12	-	22,317	22,317
Repayment of Debentures	12	-	(9,836)	(9,836)
Receipt of loans	11	63,821	-	63,821
Repayment of loans	11	(11,051)	-	(11,051)
Accrued interest	11	1,608	-	1,608
Transaction costs related to borrowings		223	2,101	2,324
Sale of Italian subsidiaries		(29,400)	-	(29,400)
Total net financing cash flows		91,293	65,925	157,218

Effect of changes in foreign exchange rates		2,027	5,659	7,686

Balance as at December 31, 2019		93,320	71,584	164,904